UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

         ------------------------------------------

                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      FEBRUARY 13, 2002

                         VIACOM INC.
         ------------------------------------------
                (Exact name of registrant as
                  specified in its charter)


           Delaware             1-9553        04-2949533
         -----------          -------          ------------
     (State or other          Commission     (IRS Employer
     jurisdiction             File Number     Identification
     of incorporation)                        Number)


           1515 Broadway, New York, NY       10036
  --------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)


                       (212) 258-6000
                      ----------------
    (Registrant's telephone number, including area code)

Item 5. Other
        -----

     On February 13, 2002, the Registrant announced that it has agreed to acquire the assets of KCAL-TV from Young Broadcasting Inc. for $650 million in cash. The acquisition of KCAL-TV gives Viacom its second owned and operated station in Los Angeles, the second-largest television broadcast market in the United States. The acquisition brings to eight the number of major markets in which Viacom will own two television broadcast stations, including San Francisco, Philadelphia, Boston, Dallas, Detroit, Miami, and Pittsburgh. The acquisition is expected to close in mid-year 2002, and is subject to Federal Communications Commission review and the expiration of antitrust waiting periods.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                              By:  /s/ Michael D. Fricklas
                                  --------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                   General Counsel
                                   and Secretary




Date:  February 13, 2002